Federated World Investment Series, Inc.
Federated Global Equity Fund



Prospectus/Proxy Statement - Please Vote!

TIME IS OF THE ESSENCE . . . VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE FUND AVOID ADDITIONAL EXPENSE.

Federated World Investment Series, Inc., will hold a special meeting of shareholders of Federated Global Equity Fund (the "Fund") on July 15, 2005. It is important for you to vote on the issue described in this Prospectus/Proxy Statement. We recommend that you read the Prospectus/Proxy Statement in its entirety; the explanations will help you to decide on the issue.

Following is an introduction to the process and the proposal.

Why am I being asked to vote?

Mutual funds are required to obtain shareholders' votes for certain types of changes, like the one included in this Prospectus/Proxy Statement. You have a right to vote on such changes.

How do I vote my shares?

You may vote by telephone at the toll-free number shown on your ballot, or through the Internet at www.proxyvote.com. You may also vote in person at the meeting or complete and return the enclosed proxy card. If you:

1. choose to help save the Fund time and postage costs by voting through the Internet or by telephone, please don't return your proxy card.

2. do not respond at all, we may contact you by telephone to request that you cast your vote.

3. sign and return the proxy card without indicating a preference, your vote will be cast "for" the proposal.

What is the issue?

The issue is the proposed reorganization of Federated Global Equity Fund into Federated International Equity Fund. The investment objective of both Funds is to obtain a total return on their assets. Federated International Equity Fund pursues this objective by investing primarily in equity securities based outside the United States. Federated Global Equity Fund pursues its investment objective by investing in both domestic and foreign equity securities.

The main difference in their investment strategies is that Federated Global Equity Fund anticipates investing in domestic companies to a greater extent than Federated International Equity Fund. Why is the Reorganization being proposed? The Board of Directors and the investment adviser believe that the Reorganization is in the best interest of Federated Global Equity Fund and its shareholders.

After six years of operation, Federated Global Equity Fund has not grown to a viable size. Since December 2001, the Fund's net assets have steadily declined each year. The Fund's distributor, Federated Securities Corp., has advised the Federated Global Equity Fund Board that is does not believe it can significantly increase sales of Fund shares in the future.

How will the Reorganization affect my investment?

o    The investment objective will remain the same.

o The cash value of your investment will not change. You will receive shares of Federated International Equity Fund with a total dollar value equal to the total dollar value of Federated Global Equity Fund shares that you own at the time of the Reorganization.

o    The Reorganization will be a tax-free transaction.


Who do I call if I have questions about the Prospectus/Proxy Statement?
Call your Investment Professional or a Federated Client Service Representative. Federated's toll-free number is 1-800-341-7400.



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  After careful consideration, the Board of Directors has unanimously approved
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    this proposal. The Board recommends that you read the enclosed materials carefully and vote FOR the proposal.



                                       -2-


                                                         File No. 333-________

                     As filed with the SEC on April 12, 2005
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM N-14
         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                 ------
                        Pre-Effective Amendment No.
                        Post-Effective Amendment No.
                        (Check appropriate box or boxes)

                      FEDERATED INTERNATIONAL SERIES, INC.
               (Exact Name of Registrant as Specified in Charter)

                                 (412) 288-1900
                        (Area Code and Telephone Number)
                            Federated Investors Funds
                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7000
                    (Address of Principal Executive Offices)

                           John W. McGonigle, Esquire
                            Federated Investors Tower
                               1001 Liberty Avenue
                            Pittsburgh, PA 15222-3779
                     (Name and Address of Agent for Service)

                                   Copies to:

                           Matthew G. Maloney, Esquire
                     Dickstein Shapiro Morin & Oshinsky, LLP
                                2101 L Street, NW
                            Washington, DC 20037-1526
                                 (202) 828-2218

            Approximate Date of Proposed Public Offering: As soon as
         practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.
        The public offering of shares of Registrant's series is on-going.
   The title of securities being registered is shares of beneficial interest.

              It is proposed that this filing will become effective
                      on May 16, 2005 pursuant to Rule 488.



No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.







                   FEDERATED WORLD INVESTMENT SERIES, INC.

                         FEDERATED GLOBAL EQUITY FUND


                  NOTICE OF SPECIAL MEETING OF JULY 15, 2005


      TO SHAREHOLDERS OF FEDERATED GLOBAL EQUITY FUND, A PORTFOLIO OF FEDERATED WORLD INVESTMENT SERIES, INC.: A special meeting of the shareholders of Federated Global Equity Fund (the "Global Equity Fund"), will be held at 5800 Corporate Drive, Pittsburgh, PA, 15237-7000, on July 15, 2005, for the following purposes:

1.    To   approve  or   disapprove   a   proposed   Agreement   and  Plan  of
                 Reorganization pursuant to which Federated International Equity Fund (the "International Equity Fund") would acquire all of the assets of the Global Equity Fund in exchange for Class A, B and C Shares of the International Equity Fund to be distributed pro rata by the Global Equity Fund to holders of its Class A, B and C Shares, in complete liquidation and termination of the Global Equity Fund; and

2.    To transact such other  business as may properly come before the meeting or any adjournment thereof.



The Board of Directors has fixed May 11, 2005 as the record date for determination of the Global Equity Fund shareholders entitled to vote at the meeting.

                                                By Order of the Directors,




                                                John W. McGonigle
                                                Secretary


May 17, 2005


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YOU CAN HELP THE  CORPORATION  AVOID THE  NECESSITY  AND  EXPENSE  OF  SENDING
FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
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                          PROSPECTUS/PROXY STATEMENT

                                 MAY 17, 2005

                         Acquisition of the assets of

                         FEDERATED GLOBAL EQUITY FUND
            a portfolio of Federated World Investment Series, Inc.

                          Federated Investors Funds
                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7000
                         Telephone No: 1-800-245-5000

                       By and in exchange for Shares of

                     FEDERATED INTERNATIONAL EQUITY FUND
             a portfolio of Federated International Series, Inc.

                          Federated Investors Funds
                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7000
                         Telephone No: 1-800-245-5000

      This Prospectus/Proxy Statement describes the proposal for Federated Global Equity Fund (the "Global Equity Fund") to transfer all of its assets to Federated International Equity Fund (the "International Equity Fund"), in exchange for shares of the International Equity Fund (the "Reorganization"). International Equity Fund Shares will then be distributed pro rata by the Global Equity Fund to its shareholders in complete liquidation and dissolution of the Global Equity Fund. As a result of the Reorganization, each owner of Class A, B or C Shares of the Global Equity Fund will become the owner of Class A, B or C Shares of the International Equity Fund, respectively, having a total net asset value equal to the total net asset value of his or her holdings in the Global Equity Fund on the date of the Reorganization (the "Closing Date").

      The investment objective of both the International Equity Fund and the Global Equity Fund is to obtain a total return on their assets. The investment adviser for both Funds is Federated Global Investment Management Corp. (the "Adviser"). The International Equity Fund pursues its investment objective by investing primarily in equity securities based outside the United States. The Fund's Adviser's process for selecting investments is a combination of "bottom-up" stock selection and "top down" analysis. The Global Equity Fund pursues its investment objective by investing primarily in domestic and foreign equity securities. The Fund's Adviser is fundamentally a "bottom up" stock picker that may select any company anywhere in the world. The primary difference in their investment strategies is that the Global Equity Fund anticipates investing in domestic companies to a greater extent than the International Equity Fund.

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      THESE   SECURITIES   HAVE  NOT  BEEN  APPROVED  OR  DISAPPROVED  BY  THE
SECURITIES  AND  EXCHANGE  COMMISSION,  NOR HAS THE  SECURITIES  AND  EXCHANGE
COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------

      For a comparison of the investment policies of the International Equity Fund and the Global Equity Fund (collectively referred to as the "Funds"), see "Summary -- Comparison of Investment Objectives and Policies." Information concerning Class A, B and C Shares of the International Equity Fund, as compared to Class A, B and C Shares of the Global Equity Fund, is included in this Prospectus/Proxy Statement in the sections entitled "Summary -- Comparative Fee Tables" and "Information About the Reorganization -- Description of International Equity Fund Shares and Capitalization."

      This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus of the International Equity Fund, dated January 31, 2005. The Statement of Additional Information dated May 17, 2005, relating to this Prospectus/Proxy Statement, contains additional information and has been filed by Federated International Series, Inc. ("International Series") with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A Prospectus and a Statement of Additional Information for the Global Equity Fund dated January 31, 2005 are also incorporated herein by reference. Further information about the International Equity Fund's performance is contained in the International Equity Fund's Annual Report for its fiscal year ended November 30, 2004 and Semi Annual Report for International Equity Fund dated May 31, 2004, which are incorporated herein by reference. Copies of these materials, Annual and Semi Annual Reports and other information about the International Equity Fund or Global Equity Fund may be obtained without charge by writing or by calling the International Series at the address and telephone number shown on the previous page.

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

      SHARES OF THE INTERNATIONAL EQUITY FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE INTERNATIONAL EQUITY FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE INTERNATIONAL EQUITY FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


                               TABLE OF CONTENTS

  SUMMARY
   Reasons For The Proposed Reorganization
   Purchase, Redemption and Exchange Procedures; Dividends and Distributions 2 Comparison of Investment Objectives and Policies
   Comparison of Risks
   Comparative Fee Tables
   Comparison of Potential Risks and Rewards: Performance Information        9
   Global Equity Fund Bar Chart                                              9
   International Equity Fund Bar Chart                                      10
   Average Annual Total Return Tables                                       10
   Financial Highlights                                                     12
   Service Fees, Advisory Fees and Expense Ratios                           14
  INFORMATION ABOUT THE REORGANIZATION
   Description of the Plan of Reorganization
                           15
   Description of International Equity Fund Shares and Capitalization
   Federal Income Tax Consequences
   Comparative Information on Shareholder Rights and Obligations
  INFORMATION ABOUT INTERNATIONAL EQUITY FUND AND GLOBAL EQUITY FUND
   International Equity Fund
   Global Equity Fund
   Legal Proceedings
  OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY
  AGREEMENT AND PLAN OF REORGANIZATION                                     A-1


                                      13



1


                                   SUMMARY


      This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus and Statement of Additional Information of the Global Equity Fund, both dated January 31, 2005, the Prospectus and Statement of Additional Information of the International Equity Fund, both dated January 31, 2005, the Statement of Additional Information dated May 17, 2005 (relating to this Prospectus/Proxy Statement) and the Agreement and Plan of Reorganization (the "Plan"). A copy of the Plan is attached to this Prospectus/Proxy Statement as Exhibit A. The Prospectus of the International Equity Fund accompanies this Prospectus/Proxy Statement.


Reasons For The Proposed Reorganization


      The Board of Directors of Federated World Investment Series, Inc. ("World Investment Series") has determined that a combination of the Global Equity Fund with the International Equity Fund is the best course of action for the Global Equity Fund's shareholders because, after six years of operations, the Global Equity Fund has not grown to a viable size. The Global Equity Fund's net assets reached a calendar year end high of $61 million in 2000. However, since it reached its high in 2000, the Global Equity Fund's net assets have steadily declined each calendar year to reach approximately $25 million at February 28, 2005. At the Fund's present size, the fixed expenses of operating the Fund relative to the Fund's net assets are too high for shares of the Fund to be salable without the Adviser's waiver of its investment advisory fee and/or reimbursement of Fund operating expenses. The Fund's distributor, Federated Securities Corp., (the "Distributor") has advised the World Investment Series Board that it does not believe it can significantly increase sales of Fund shares in the future. The Adviser of the Fund has advised the World Investment Series Board that it is unwilling to continue to waive its fee and reimburse the Fund's operating expenses.


      The following table shows the total return performance of the Global Equity Fund, based on net asset value, for the past six calendar years against its performance benchmark, net sales of Fund shares for each calendar year, and the Fund's net assets at each calendar year end1

                       ---------------------------------------------------------------
  Global Equity Fund     1999     2000     2001     2002  2003    2004    Year to
                                                                          Date at
                                                                           2/28/05
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Class A Shares          48.61%   (7.46)% (25.06)% (20.93)29.31%   7.16%     (0.46)%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
MSCI WGI Index            N/A      N/A      N/A     N/A  29.51%2  10.90%    (0.21)%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
MSCI WI Index           24.93%   (14.05%)(17.83)% (19.89)33.11%2   N/A        N/A
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Net Sales of Fund      $29       $18     $(5)     $(6)   $(5)    $(4)        $(1)
Shares                  million  million  million millionmillion million    million
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Fund Net Assets        $43       $61     $40      $26    $28     $26      $25 million
                        million  million  million millionmillion million
--------------------------------------------------------------------------------------

 1. Past performance is no guarantee of future results. Investment return and principal will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
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 2  During the Fund's fiscal year 2003, the Adviser changed its benchmark index to MSCI-WGI from the MSCI-WI because it was more reflective of the Fund's current investment strategy. The MSCI-WGI is an unmanaged index considered representative of growth stocks of developed countries. It reflects the stock markets of 22 countries, including the United States, certain countries in Europe, Canada, Australia, New Zealand and certain countries in the Far East, comprising approximately 1,482 securities with values expressed in U.S. dollars.

      As the table above illustrates, despite the generally satisfactory performance of the Global Equity Fund relative to its performance benchmarks, net sales of the Fund's shares and Fund assets have not grown, but rather declined.


      The Distributor believes that the Reorganization will result in a more viable Fund for Global Equity Fund shareholders. As shown below in the "Comparative Fee Tables," an additional benefit to Global Equity Fund shareholders will be the significant reduction in expenses as a result of the Reorganization. As a percent of net assets, expenses incurred by Global Equity Fund are expected to decrease as a result of the Reorganization. This is primarily the result of spreading expenses across a larger pool of assets, allowing shareholders to benefit from economies of scale in the form of lower fees and expenses as a percentage of net assets.

      The World Investment Series Board has voted to recommend the approval of the Plan pursuant to which International Equity Fund, a portfolio of International Series, would acquire all of the assets of the Global Equity Fund, a portfolio of World Investment Series, Inc., in exchange for Class A, B and C Shares of International Equity Fund (the "Exchange"). Immediately following the Exchange, Global Equity Fund will distribute the Class A, B and C Shares of International Equity Fund to holders of Class A, B and C Shares of Global Equity Fund, respectively (the "Distribution"). The Exchange and the Distribution are collectively referred to in this Prospectus/Proxy Statement as the "Reorganization." As a result of the Reorganization, each holder of Class A, B or C Shares of Global Equity Fund will become the owner of Class A, B or C Shares, respectively, of International Equity Fund having a total net asset value equal to the total net asset value of his or her holdings of Class A, B and C Shares in Global Equity Fund on the Closing Date (as hereinafter defined).


      In considering the proposed Reorganization, the World Investment Series Board took into consideration a number of factors, including: (1) the compatibility of the International Equity Fund's and the Global Equity Fund's investment objectives, policies and limitations; (2) the greater long-term viability of the International Equity Fund; (3) the fact that the Reorganization provides for continuity of distribution and shareholder servicing arrangements; and (4) that the proposed Reorganization will result in lower fees, as a percentage of net assets, for the Global Equity Fund as a result of economies of scale achieved by the spreading of operating costs over a larger asset base.


      The World Investment Series Board concluded to recommend that the shareholders of the Global Equity Fund vote to approve the Reorganization. Pursuant to Rule 17a-8 under the Investment Company Act of 1940, ("1940 Act"), the World Investment Series Board, including a majority of the Directors who are not interested persons, determined that participation in the transaction was in the best interests of the Global Equity Fund's shareholders and that the interests of existing Global Equity Fund would not be diluted as a result of effecting the transaction.


      The International Series Board likewise approved the Reorganization on behalf of the International Equity Fund. Pursuant to Rule 17a-8 under the 1940 Act, the International Series Board, including a majority of the Directors who are not interested persons, determined that participation in the transaction was in the best interests of the International Equity Fund's shareholders and that the interests of existing International Equity Fund shareholders would not be diluted as a result of effecting the transaction.


      As a condition to the Reorganization, each Fund will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code of 1986, as amended, so that no gain or loss will be recognized by either Fund or the Global Equity Fund's shareholders. The tax basis of the shares of the International Equity Fund received by Global Equity Fund shareholders will be the same as the tax basis of their shares in the Global Equity Fund.


Purchase, Redemption and Exchange Procedures; Dividends and Distributions


      Procedures for the purchase, redemption and exchange of Class A, B and C Shares of the International Equity Fund are identical to procedures applicable to the purchase and redemption of Class A, B and C Shares of the Global Equity Fund. Both Funds impose an identical redemption fee on Shares redeemed within 30 days of purchase. The dividend and distribution policies of the Funds are also identical. For a complete description, refer to the accompanying Prospectus of the International Equity Fund. Any questions may be directed to the International Equity Fund at 1-800-341-7400.

      Both of the Funds' Boards have approved identical policies and procedures intended to discourage excessive frequent or short-term trading of the Funds' Shares. Frequent or short-term trading into and out of the Funds can have adverse consequences for the Funds and shareholders that use the Funds as a long-term investment vehicle. Such trading in significant amounts can disrupt a Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in a Fund's NAV in advance of the time as of which NAV is calculated.


      For a complete description of the International Equity Fund's purchase, redemption, exchange and dividend distribution procedures, refer to the accompanying Prospectus of the International Equity Fund. Any questions may be directed to the International Equity Fund at 1-800-341-7400.


Comparison of Investment Objectives and Policies


Investment objective. The investment objective of the Funds is to provide a total return. Both Funds may temporarily depart from their principal investment strategies by investing assets in cash and shorter-term debt securities and similar obligations. The Funds may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Funds to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.
Investment exposure provided by each Fund. The Global Equity Fund invests in both domestic and international markets; however, the Global Equity Fund holds a greater percentage of domestic securities. The International Equity Fund invests primarily in equity securities of companies based outside the United States and is permitted to invest in developed and emerging markets. However, the International Equity Fund may not invest more than 20% of its assets in foreign companies based in emerging markets. Both Funds may purchase shares of exchange-traded funds (ETFs). The shares of ETFs are listed and traded on stock exchanges at market price.

As of February 28, 2005, the International Equity Fund and Global Equity Fund held 17 securities in common, representing 33.2% of International Equity Fund's portfolio and 17% of Global Equity Fund's portfolio. Therefore, after the Reorganization, Global Equity Fund shareholders will continue to gain exposure to a global portfolio of securities that the Adviser has deemed to have the potential for total return though it is anticipated that they will have greater exposure to foreign markets than the Global Equity Fund. As of February 28, 2005, the International Equity Fund has approximately 2.3% (which includes a 0.5% cash position) of its assets invested in domestic companies while the Global Equity Fund had approximately 44.4% (which includes a 0.9% cash position).

Role of active management. Both the Global Equity Fund and the International Equity Fund are actively managed. This means that the Adviser's goal is for its stock selection skill to drive each Fund's performance. The Adviser actively manages the Global Equity Fund seeking total returns in excess of, the MSCI World Growth Index (MSCI-WGI), a broad based market index. The Adviser also actively manages the International Equity Fund seeking total returns in excess of the MSCI-EAFE Growth Index (MSCI-EAFE GI), a broad based market index. Currently, the International Equity Fund's portfolio managers are Uri D. Landesman and Richard Winkowski. The Global Equity Fund's portfolio managers are Richard Winkowski and Philip J. Orlando. For a complete description of the International Equity Fund's portfolio managers' business experience, refer to the accompanying Prospectus.

Adviser's stock selection process. The Adviser for the Global Equity Fund and the International Fund focuses on stock selection and seeks to identify individual companies with the potential for investment return. The investment return could result from the Adviser's view that a company has strong earnings growth potential, that a company is undervalued, or based on generating income or the potential for income.


For the Global Equity Fund, the Adviser's stock selection process begins by identifying promising themes or industries likely to experience meaningful growth or other investment return. Examples of investment themes in the global market include deregulation, privatization, consolidation, or consumer trends. Typically, industries are selected because they benefit from a theme. The Adviser then seeks companies that are both well-positioned in their industries to provide strong, sustainable returns and that exhibit specific, essential characteristics such as effective management displaying a focus on shareholder value. Having isolated promising companies, the Adviser then purchases those it believes to be the best values. The Adviser is fundamentally a "bottom-up" stock picker that may select any company anywhere in the world.


For the International Fund, the Adviser's process for selecting investments is a combination of "bottom-up" stock selection and "top-down" analysis. The Adviser anticipates that normally the Fund will primarily invest in mid-to-large capitalization companies based outside the United States that have been selected using the growth style of stock selection. The Adviser selects stocks by attempting to evaluate the companies in the Fund's investment universe based on fundamental analysis of, and forecasting, their potential for future stock price appreciation. Key factors in this analysis are: evaluation of the quality of company management, industry position, financial strength, and expected future growth in earnings or cash flows. Before purchasing a stock, the Adviser weighs appreciation potential against market price to evaluate the stock's potential compared to its current price.


Both Funds are not limited to investing according to any particular style, size of company or maintaining minimum allocations to any particular region or country. However, the International Equity Fund may not invest more than 20% of its assets in foreign companies based in emerging markets.


Risk management. The Adviser attempts to lower the risks of the Global Equity Fund by avoiding or limiting investing in areas of the world that it views as having unfavorable political or economic outlooks. Similarly, the Adviser favors countries and regions with improving or rapidly expanding economies. The Adviser assesses factors such as gross domestic product, corporate profitability, current account and currency issues, interest rates, economic climate and social change. Further, the Adviser only pursues firms trading at what it considers to be a reasonable valuation and may favor companies with larger market capitalization within their trading markets or countries because relatively larger companies tend to be more readily tradable. Finally, the Adviser is disciplined in selling stocks when a company's stock price approaches the Adviser's assessment of full valuation, changing circumstances affect the original reasons for a company's purchase, a company exhibits deteriorating fundamentals or more attractive alternatives exist.


For the International Equity Fund, the Adviser attempts to manage the risk of relative underperformance of the stocks of the growth companies it selects in down markets by seeking to purchase growth stocks at reasonable prices. The Adviser manages the portfolio's exposure to random or unpredictable events that may adversely affect individual companies, or the risk that the Adviser is otherwise wrong in its analysis of any particular company, through portfolio diversification. There is no assurance these strategies will be successful in reducing portfolio risk. In addition, even if these strategies are successful, the Fund's portfolio is expected to have relatively high price volatility. For both Funds, there is no assurance these strategies will be successful in reducing portfolio risk.


Investment constraints. The Global Equity Fund is not limited in the portion of its assets that it invests in foreign companies based in either developed markets or in emerging markets. However, the International Equity Fund may not invest more than 20% of its assets in foreign companies based in emerging markets. Both Funds are not limited in the portion of investments that are denominated in either foreign currency or in U.S. dollars, and both Funds may enter into derivative contracts. Finally, because both Funds refer to equity investments in their names, they will invest 80% of their assets in equity securities. Shareholders will be notified at least 60 days in advance of any change to this policy of the Funds.


Comparison of Risks

      The risks associated with the International Equity Fund and the Global Equity Fund are generally similar. Both Funds are subject to currency risks, stock market risks, emerging markets risks, liquidity risks, risks associated with exchange-traded funds, custodial services and related investment costs risks, leverage risks, risks associated with noninvestment grade securities, risks of investing in derivative contracts and hybrid instruments, credit risks, interest rate risks, call risks, prepayment risks, and risks of foreign investing. The International Equity Fund is more susceptible to the risks of investing in foreign securities and currency risks because its portfolio is normally comprised of a higher percentage of foreign securities than the Global Equity Fund. At February 28, 2005, the International Equity Fund had approximately 97.7% of its assets invested in foreign securities compared to the Global Equity Fund, which had approximately 55.6% of its assets invested in foreign securities.

Comparative Fee Tables

Set forth in the following tables is information regarding the fees and expenses incurred by the Class A, B and C Shares of the Global Equity Fund and Class A, B and C Shares of the International Equity Fund as of November 30, 2004, and for the International Equity Fund after giving effect to the Reorganization.

                                                              International  International
                                                 Global       Equity Fund     Equity Fund
                                                  Equity      Class  A Shares   Class A
                                                     Fund                       Shares
Shareholder Fees                                    Class                      Pro Forma
                                                 A Shares                      Combined
                                                 ------------------------------------------
                                                 ------------------------------------------
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on             5.50%         5.50%           5.50%
Purchases (as a percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or           0.00%         None            None
redemption proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends (and other                    None          None            None
Distributions)
(as a percentage of offering price)
Redemption Fee (as a percentage of amount          2.00%         2.00%           2.00%
redeemed, if applicable)1
Exchange Fee                                       None          None            None

Annual Fund Operating Expenses (Before
Waivers) 2
     Expenses That are Deducted From Fund Assets (as
            percentage of average net assets)
Management Fee                                    1.00%3         1.00%           1.00%
Distribution (12b-1)  Fee                          0.25%         None            None
Shareholder Services Fee                           0.25%         0.25%           0.25%
Other Expenses                                    1.99%4         0.57%           0.57%
Total Annual Fund Operating Expenses               3.49%         1.82%           1.82%
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

     1 The redemption fee is imposed upon the redemptions of shares within 30 days of purchase.

     2 The percentages shown are based on expenses for the entire fiscal year ending November 30, 2005. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the adviser, administrator and transfer agent of the Global Equity Fund expect to waive certain amounts. These are shown below along with the net expenses the Funds expect to pay for the fiscal year ending November 30, 2005.

Total Waivers of Fund Expenses                0.67%    0.00%      0.00%
Total Actual Annual Fund Operating Expenses   2.82%    1.82%      1.82%
(after waivers)
.....................................................

     3 The adviser expects to voluntarily waive a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.50% for the fiscal year ending November 30, 2005.

     4 The administrator and transfer agent voluntarily waived a portion of their fees. The administrator and transfer agent can terminate these voluntary waivers at any time. Total other expenses paid by the Fund (after the anticipated voluntary waivers) are expected to be 1.82% for the fiscal year ending November 30, 2005.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund's Class A Shares for the time periods indicated and then redeem all of your shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that each of the Fund's Class A Shares operating expenses are before waivers and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                                                                           International
----------------------------------- ------ ---------- --- ------------ -----Equity-Fund---------------------------------
                                           Global         International   Class A Shares
                                    ------ Equity         Equity Fund        Pro Forma
                                           Fund             Class A          Combined
                                           Class A           Shares
                                             Shares
1 Year
Expenses assuming redemption                  $882            $725             $725
Expenses assuming no redemption               $882            $725             $725
3 years
Expenses assuming redemption                 $1,562          $1,091           $1,091
Expenses assuming no redemption              $1,562          $1,091           $1,091
5 Years
Expenses assuming redemption                 $2,262          $1,481           $1,481
Expenses assuming no redemption              $2,262          $1,481           $1,481
10 Years
Expenses assuming redemption                 $4,108          $2,570           $2,570
Expenses assuming no redemption              $4,108          $2,570           $2,570

------------------------------------------------------------------------------

                                           Global         International     International
                                          Equity           Equity Fund    Equity Fund Class
                                             Fund        Class B Shares       B Shares
Shareholder Fees                           Class B                            Pro Forma
                                         ShaShares                            Combined
                                        -----------------------------------------------------
                                        -----------------------------------------------------
Fees Paid Directly From Your
Investment
Maximum Sales Charge (Load) Imposed        None             None                None
on Purchases (as a percentage of
offering price)
Maximum Deferred Sales Charge
(Load) (as a percentage of original        5.50%           5.50%                5.50%
purchase price or redemption
proceeds, as applicable)
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends (and other         None             None                None
Distributions)
(as a percentage of offering price)
Redemption Fee (as a percentage of         2.00%           2.00%                2.00%
amount redeemed, if applicable)1
Exchange Fee                               None             None                None

Annual Fund Operating Expenses
(Before Waivers) 2
Expenses That are Deducted From
Fund Assets (as percentage of
average net assets)
Management Fee                            1.00%3           1.00%                1.00%
Distribution (12b-1)  Fee                  0.75%           0.75%                0.75%
Shareholder Services Fee                   0.25%           0.25%                0.25%
Other Expenses                            1.99%4           0.57%                0.57%
Total Annual Fund Operating                3.99%           2.57%                2.57%
Expenses5

     1 The redemption fee is imposed upon the redemptions of shares within 30 days of purchase.

     2 The percentages shown are based on expenses for the entire fiscal year ending November 30, 2005. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the adviser, administrator and transfer agent of the Global Equity Fund expect to waive certain amounts. These are shown below along with the net expenses the Funds expect to pay for the fiscal year ending November 30, 2005.

Total Waivers of Fund                    0.67%         0.00%      0.00%
Expenses
Total Actual Annual Fund Operating       3.32%         2.57%      2.57%
Expenses (after waivers)
.....................................................

     3 The adviser expects to voluntarily waive a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.50% for the fiscal year ending November 30, 2005.

     4 The administrator and transfer agent voluntarily waived a portion of their fees. The administrator and transfer agent can terminate these voluntary waivers at any time. Total other expenses paid by the Fund (after the anticipated voluntary waivers) are expected to be 1.82% for the fiscal year ending November 30, 2005.

     5 After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. Class A Shares pay lower operating expenses than Class B Shares.




EXAMPLE
This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund's Class B Shares for the time periods indicated and then redeem all of your shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that each of the Fund's Class B Shares operating expenses are before waivers and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                                                        International     International
------------------------------------- -- ----------- -----------------------Equity-------------------------------------------------
                                           Global        Equity Fund      Fund Class
                                           Equity          Class B         B Shares
                                         Fund Class        Shares          Pro Forma
                                          B Shares                         Combined


1 Year
Expenses assuming redemption                $951            $810             $810
Expenses assuming no redemption             $401            $260             $260
3 years
Expenses assuming redemption               $1,615          $1,199           $1,199
Expenses assuming no redemption            $1,215           $799             $799
5 Years
Expenses assuming redemption               $2,246          $1,565           $1,565
Expenses assuming no redemption            $2,046          $1,365           $1,365
10 Years
Expenses assuming redemption               $4,092          $2,722           $2,722
Expenses assuming no redemption            $4,092          $2,722           $2,722

------------------------------------------------------------------------------



                                                  Global         International  International
                                                 Equity        Equity Fund ClassEquity Fund
                                                  Fund             C Shares       Class C
                                                 Class C                          Shares
Shareholder Fees                                   Shares                        Pro Forma
                                                                                 Combined
                                               ---------------------------------------------
                                               ---------------------------------------------
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on            1.00%           1.00%            1.00%
Purchases (as a percentage of offering
price)
Maximum Deferred Sales Charge (Load) (as
a percentage of original purchase price           1.00%           1.00%            1.00%
or redemption proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends (and other                   None             None            None
Distributions)
(as a percentage of offering price)
Redemption Fee (as a percentage of amount         2.00%           2.00%            2.00%
redeemed, if applicable)1
Exchange Fee                                      None             None            None

Annual Fund Operating Expenses (Before
Waivers) 2
Expenses That are Deducted From Fund
Assets (as percentage of average net
assets)
Management Fee                                   1.00%3           1.00%            1.00%
Distribution (12b-1)  Fee                         0.75%           0.75%            0.75%
Shareholder Services Fee                          0.25%           0.25%            0.25%
Other Expenses                                   1.99%4           0.57%            0.57%
Total Annual Fund Operating Expenses              3.99%           2.57%            2.57%
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

     1 The redemption fee is imposed upon the redemptions of shares within 30 days of purchase.

     2 The percentages shown are based on expenses for the entire fiscal year ending November 30, 2005. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the adviser, administrator and transfer agent of the Global Equity Fund expect to waive certain amounts. These are shown below along with the net expenses the Funds expect to pay for the fiscal year ending November 30, 2005.

Total Waivers of Fund Expenses                  0.67%    0.00%      0.00%
Total Actual Annual Fund Operating              3.32%    2.57%      2.57%
Expenses (after waivers)
.....................................................

     3 The adviser expects to voluntarily waive a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.50% for the fiscal year ending November 30, 2005.

     4 The administrator and transfer agent voluntarily waived a portion of their fees. The administrator and transfer agent can terminate these voluntary waivers at any time. Total other expenses paid by the Fund (after the anticipated voluntary waivers) are expected to be 1.82% for the fiscal year ending November 30, 2005.




EXAMPLE
This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund's Class C Shares for the time periods indicated and then redeem all of your shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that each of the Fund's Class C Shares operating expenses are before waivers and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                                                                       Federated
------------------------------------- ---------------------------------International---------------
                                                       Federated       Equity Fund
                                         Federated     International   Class C
                                         Global        Equity          Shares Pro
                                         Equity        Fund            Forma Combined
                                      -- Fund          Class C
                                         Class C       Shares
                                         Shares

1 Year
Expenses assuming redemption                   $597         $458                 $458
Expenses assuming no redemption                $497         $358                 $358
3 years
Expenses assuming redemption                 $1,303         $891                 $891
Expenses assuming no redemption              $1,303         $891                 $891
5 Years
Expenses assuming redemption                 $2,126       $1,452               $1,452
Expenses assuming no redemption              $2,126       $1,452               $1,452
10 Years
Expenses assuming redemption                 $4,255       $2,976               $2,976
Expenses assuming no redemption              $4,255       $2,976               $2,976

------------------------------------------------------------------------------

Comparison of Potential Risks and Rewards: Performance Information


.......The performance information shown below will help you analyze each
Fund's investment risks in light of its historical returns. The bar charts show the variability of each Fund's Class A Shares total returns on a calendar year basis for the years indicated. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. Each Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The graphic presentation displayed here consists of a bar chart representing the annual total returns of Global Equity Fund's Class A Shares as of the calendar year-end for each of six years.

The `y' axis reflects the "% Total Return" beginning with "-25%" and increasing in increments of 25% up to 50%.

The `x' axis represents calculation periods for the last ten calendar years of the Fund's Class A Shares, beginning with the earliest year. The light gray shaded chart features six distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund's Class A Shares for each calendar year is stated directly at the top of each respective bar, for the calendar years 1999 through 2004, The percentages noted are: 48.61%, (7.46)%, (25.06)%,
(20.93)%, 29.31%, and 7.16%.

The graphic presentation displayed here consists of a bar chart representing the annual total returns of International Equity Fund's Class A Shares as of the calendar year-end for each of ten years.

The `y' axis reflects the "% Total Return" beginning with "-40%" and increasing in increments of 20% up to 80%.

The `x' axis represents calculation periods for the last ten calendar years of the Fund's Class A Shares, beginning with the earliest year. The light gray shaded chart features six distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund's Class A Shares for each calendar year is stated directly at the top of each respective bar, for the calendar years 1995 through 2004, The percentages noted are: 6.52%, 5.76%, 7.08%, 24.68%,
78.36%, (26.25)%, (28.90)%, (23.57)%, 33.96% and 14.08%.





.......The total returns shown in the bar charts do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
      Global Equity Fund's Class A Shares total return for the three-month period from January 1, 2005 to March 30, 2005 was (2.23)%.
      International Equity Fund's Class A Shares total return for the three-month period from January 1, 2005 to March 30, 2005 was (3.36)%.

      Listed below are the highest and lowest quarterly returns for the International Equity Fund and the Global Equity Fund for the periods shown in the bar chart above.

--------------------------------------------------------------------------------
Global Equity Fund            Highest Quarterly      Lowest Quarterly Return
                              Return
Class A Shares                36.14% (quarter ended  (20.02)% (quarter ended
                              December 31, 1999)     September 30, 2002)
International Equity Fund     Highest Quarterly      Lowest Quarterly Return
                              Return
Class A Shares                55.35% (quarter ended  (21.42)% (quarter ended
                              December 31, 1999)     September 30, 2002)
--------------------------------------------------------------------------------

Average Annual Total Return Tables
      The Average Annual Total Returns for each Fund's Shares are reduced to reflect applicable sales charges. Remember, you will not be charged any sales charges in connection with the reorganization of the Global Equity Fund into the International Equity Fund. Returns Before Taxes are shown for all Classes of each Fund. In addition Return After Taxes is shown for each Fund's Class A Shares to illustrate the effect of federal taxes on each Fund's returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the MSCI-WGI Index and the MSCI-EAFE GI Index, both broad-based market indexes.
      Total returns for the indexes shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in a Fund's performance. The indexes are unmanaged, and it is not possible to invest directly in an index.

                                    1 Year                  Start of
(For the periods ended December                 ---------    Performance1
31, 2004)
                                                 5 Years
Global Equity Fund1                            -
Class A Shares:
Return Before Taxes                 1.22%      (6.42)%      3.02%
Return After Taxes on                .22%      (6.46)%      2.02%
Distributions2                      1
Return After Taxes on                .79%      (5.34)%      2.04%
Distributions and Sale of Fund
Shares2                             0
Class B Shares:
Return Before Taxes                 1.13%      (6.19)%      3.45%
Class C Shares:
Return Before Taxes                 4.68%      (5.99)%      3.27%
MSCI-WGI                            10.90%     (7.37)%      3.00%

------------------------------------------------------------------------------
                                      Year
(For the periods ended December                 ---------
31, 2004)                                      -
                                                 Years
International Equity Fund           1          5            10 Years
Class A Shares:
Return Before Taxes                 7.79%      (10.36)%     4.50%
Return After Taxes on                .79%       10.70)%      .21%
Distributions2                      7          (            3
Return After Taxes on                .06%                    .33%
Distributions and Sale of Fund                 ----------
Shares2                             5          (8.59)%      3
Class B Shares:
Return Before Taxes                 7.81%      (10.39)%     4.39%
Class C Shares:
Return Before Taxes                 11.09%     (10.19)%     4.18%
MSCI-EAFE GI                        16.12%     (6.03)%      3.15%

------------------------------------------------------------------------------
   1. The Global Equity Fund's Class A, Class B, and Class C Shares start of performance date was October 27, 1998.
   2. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns for Class B and Class C Shares will differ from those shown above for Class A Shares. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

Financial Highlights

      This information for the years ended November 30, 2000 through November 30, 2004 has been audited by Ernst & Young LLP, an Independent Registered Public Accounting Firm.

FINANCIAL HIGHLIGHTS - CLASS A SHARES

(For a Share Outstanding Throughout Each Period)

Year Ended November 30     2004      2003      2002      2001       2000
Net Asset Value,           $14.51    $12.14    $14.92    $22.14     $29.16
Beginning of Period
Income From Investment
Operations:
Net investment income      (0.03 )1   0.04 1   (0.01 )1   0.02 1    (0.03)1
(loss)
Net realized and
unrealized gain (loss)
on investments and          2.51      2.33     (2.77 )   (5.60 )    (3.58)
foreign currency
transactions
     TOTAL FROM
INVESTMENT                  2.47      2.37     (2.78 )   (5.58 )    (3.61)
     OPERATIONS
Less Distributions:
Distributions from net     (0.01 )       --         --         --         --
investment income
Distributions from net
realized gain on
investments and foreign        --         --         --     (1.64 )    (3.41)
currency transactions
     TOTAL DISTRIBUTIONS   (0.01 )       --         --     (1.64 )    (3.41)
Net Asset Value, End of    $16.99    $14.51    $12.14    $14.92     $22.14
Period
Total Return2              17.02 %3  19.52 %   (18.63)%  (27.32)%   (14.6)%

Ratios to Average Net
Assets:
Expenses                    1.82 %4   1.79 %4   1.72 %4   1.60 %    1.54 %
Net investment income      (0.09 )%   0.35 %   (0.05 )%   0.10 %    (0.11)%
(loss)
Expense                     0.00 %6   0.00 %6   0.00 %6   0.00 %5   0.00 %6
waiver/reimbursement5
Supplemental Data:
Net assets, end of         $219,439  $210,332  $264,843  $349,203   $486,558
period (000 omitted)
Portfolio turnover            74 %     150 %     103 %     225 %     283 %
Redemption fees
consisted of the           $0.00 7       --         --         --         --
following per share
amounts

------------------------------------------------------------------------------
1 Based on average shares outstanding.
2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
3 During the period, the Fund was reimbursed by the Adviser, which had an impact of 0.07% on the total return (Note 5).
4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements.
  The expense ratios are 1.82%, 1.79%, and 1.72% for the years ended November 30, 2004, November 30, 2003, and November 30, 2002, respectively, after taking into account these expense reductions.
5 This voluntary expense decrease is reflected in both the expense and the net investment income (loss) ratios shown above.
6 Represents less than 0.01%.
7 Represents less than $0.01.
Further information about the Fund's performance is contained in the Fund's Annual Report, dated November 30, 2004, which can be obtained free of charge.



FINANCIAL HIGHLIGHTS - CLASS B SHARES

(For a Share Outstanding Throughout Each Period)

Year Ended November 30      2004      2003     2002     2001      2000
Net Asset Value,            $13.30    $11.22   $13.89   $20.86    $27.87
Beginning of Period
Income From Investment
Operations:
Net investment loss         (0.13 )1  (0.04)1  (0.10)1  (0.11 )1  (0.22)1
Net realized and
unrealized gain (loss)
on investments and           2.28     2.12     (2.57)   (5.22 )   (3.38)
foreign currency
transactions
     TOTAL FROM
INVESTMENT                   2.14     2.08     (2.67)   (5.33 )   (3.60)
     OPERATIONS
Less Distributions:
Distributions from net
realized gain on
investments and foreign         --        --        --     (1.64 )   (3.41)
currency transactions
Net Asset Value, End of     $15.44    $13.30   $11.22   $13.89    $20.86
Period
Total Return2               16.09 %3  18.54%   (19.2)%  (27.84)%  (15.4)%

Ratios to Average Net
Assets:
Expenses                     2.57 %4  2.54 %4  2.47 %4   2.35 %   2.29 %
Net investment loss         (0.95 )%  (0.40)%  (0.79)%  (0.64 )%  (0.85)%
Expense                      0.00 %6  0.00 %6  0.00 %6   0.00 %6  0.00 %6
waiver/reimbursement5
Supplemental Data:
Net assets, end of          $39,549   $39,772  $41,084  $64,928   $97,339
period (000 omitted)
Portfolio turnover             74 %    150 %    103 %     225 %    283 %
Redemption fees
consisted of the            $0.00 7      --        --         --        --
following per share
amounts

------------------------------------------------------------------------------
1 Based on average shares outstanding.
2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
3 During the period, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on the total return (Note 5).
4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements.
  The expense ratios are 2.57%, 2.54%, and 2.47% for the years ended November 30, 2004, November 30, 2003, and November 30, 2002, respectively, after taking into account these expense reductions.
5 This voluntary expense decrease is reflected in both the expense and the net investment loss ratios shown above.
6 Represents less than 0.01%.
7 Represents less than $0.01.
Further information about the Fund's performance is contained in the Fund's Annual Report, dated November 30, 2004, which can be obtained free of charge.



FINANCIAL HIGHLIGHTS - CLASS C SHARES

(For a Share Outstanding Throughout Each Period)

Year Ended November 30    2004      2003      2002      2001      2000
Net Asset Value,          $13.12    $11.06    $13.70    $20.59    $27.50
Beginning of Period
Income From Investment
Operations:
Net investment loss       (0.13 )1  (0.04 )1  (0.10 )1  (0.10 )1  (0.21)1
Net realized and
unrealized gain (loss)
on investments and         2.25      2.10     (2.54 )   (5.15 )   (3.29)
foreign currency
transactions
     TOTAL FROM
INVESTMENT                 2.12      2.06     (2.64 )   (5.25 )   (3.50)
     OPERATIONS
Less Distributions:
Distributions from net
realized gain on
investments and               --         --         --     (1.64 )   (3.41)
foreign currency
transactions
Net Asset Value, End      $15.24    $13.12    $11.06    $13.70    $20.59
of Period
Total Return2             16.16 %3  18.63 %   (19.27)%  (27.81)%  (15.2)%

Ratios to Average Net
Assets:
Expenses                   2.57 %4   2.54 %4   2.47 %4   2.35 %   2.29 %
Net investment loss       (0.98 )%  (0.40 )%  (0.79 )%  (0.64 )%  (0.82)%
Expense                    0.00 %6   0.00 %6   0.00 %6   0.00 %6  0.00 %6
waiver/reimbursement5
Supplemental Data:
Net assets, end of        $64,211   $66,305   $56,214   $67,125   $73,717
period (000 omitted)
Portfolio turnover           74 %     150 %     103 %     225 %    283 %
Redemption fees
consisted of the          $0.00 7       --         --         --        --
following per share
amounts

------------------------------------------------------------------------------
1 Based on average shares outstanding.
2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
3 During the period, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on the total return (Note 5).
4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements.
  The expense ratios are 2.57%, 2.54%, and 2.47% for the years ended November 30, 2004, November 30, 2003, and November 30, 2002, respectively, after taking into account these expense reductions.
5 This voluntary expense decrease is reflected in both the expense and the net investment income (loss) ratios shown above.
6 Represents less than 0.01%.
7 Represents less than $0.01.
Further information about the Fund's performance is contained in the Fund's Annual Report, dated November 30, 2004, which can be obtained free of charge.


Service Fees, Shareholder Fees, Advisory Fees and Expense Ratios


      The service providers, applicable service fees and the investment advisory fees, for both Funds are identical. The maximum annual investment advisory fee for both Funds is 1.00% of average daily net assets.


      The shareholder fees paid directly from your investment in either Fund are identical. The maximum sales charge imposed on purchases of both Funds' Class A Shares is 5.50%. The maximum deferred sales charges imposed on redemptions of both Funds' Class B Shares and Class C Shares are 5.50% and 1.00%, respectively. The redemption fee imposed on the redemption of both Funds' Shares within 30 days of purchase is 2.00%.


      For its fiscal year ending November 30, 2004, the International Equity Fund's projected ratio of expenses to average daily net assets is 1.82% for Class A Shares, and 2.57% for both Class B Shares and Class C Shares.


      For its fiscal year ending November 30, 2004, the Global Equity Fund's projected ratio of expenses to average daily net assets is 2.82% for Class A Shares, and 3.32% for both Class B Shares and Class C Shares. Absent voluntary waivers and reimbursement, the projected ratio of expenses to average daily net assets would be 3.49% for Class A Shares and 3.99% for both Class B Shares and Class C Shares.


      The International Equity Fund's Class B Shares and Class C Shares and the Global Equity Fund's Shares have the ability to pay a Rule 12b-1 fee.
The Rule 12b-1 fee as a percentage of average daily net assets of each Fund is 0.75% for Class B Shares, and 0.75% for Class C Shares. The Global Equity Fund's Rule 12b-1 fee as a percentage of net assets of Class A Shares is 0.25%. The International Equity Fund does not charge a 12b-1 fee for Class A Shares.


                     INFORMATION ABOUT THE REORGANIZATION


      The Funds have the same investment objective. Both Funds' objective is to provide a total return on assets. Total return generally consists of (1) changes in the market value of its portfolio securities (both realized and unrealized appreciation); and (2) income received from its portfolio securities. Global Equity Fund pursues its investment objective by investing in securities of foreign and domestic companies. The International Equity Fund pursues its investment objective by investing primarily in equity securities of companies based outside the United States.


      The fundamental investment limitations of the International Equity Fund and the Global Equity Fund are the same. For a more in depth comparison of investment objectives, policies and limitations, see "Comparison of Investment Objectives and Policies."

      The Global Equity Fund invests a higher percentage of its assets in domestic securities than the International Equity Fund. As of February 28, 2005, the International Equity Fund has approximately 97.7% of its assets invested in foreign companies while the Global Equity Fund had approximately 55.6%. Therefore, after the Reorganization, Global Equity Fund shareholders will continue to gain exposure to a global portfolio of securities, though it is anticipated that they will have greater exposure to foreign markets and less exposure to domestic markets than the Global Equity Fund.

Description of the Plan of Reorganization.

      The Plan provides that on or about the Closing Date (presently expected to be on or about July 15, 2005) the International Equity Fund will acquire all of the assets of the Global Equity Fund in exchange for Class A, B and C Shares of the International Equity Fund to be distributed pro rata by the Global Equity Fund to holders of its Class A, B and C Shares, respectively, in complete liquidation and termination of the Global Equity Fund. Shareholders of the Global Equity Fund will become shareholders of the International Equity Fund as of 4:00 p.m. (Eastern time) on the Closing Date and will begin accruing dividends on the next day. Shares of the International Equity Fund received by Global Equity Fund shareholders as part of the Reorganization will not be subject to a sales load.

      Consummation of the Reorganization is subject to the conditions set forth in the Plan, including receipt of an opinion in form and substance satisfactory to each of World Investment Series and International Series, as described under the caption "Federal Income Tax Consequences" below. The Plan may be terminated and the Reorganization may be abandoned at any time before or after approval by shareholders of the Global Equity Fund prior to the Closing Date by International Series or World Investment Series if they believe that consummation of the Reorganization would not be in the best interests of the shareholders of either Fund.

      The Adviser will bear the expenses related to the Reorganization. Such expenses include, but are not limited to: legal fees; registration fees; transfer taxes (if any); the fees of banks and transfer agents; and the costs of preparing, printing, copying, and mailing proxy solicitation materials to the Global Equity Fund's shareholders and the costs of holding the special meeting of Global Equity Fund shareholders.


      The foregoing brief summary of the Plan entered into between the International Equity Fund and the Global Equity Fund is qualified in its entirety by the terms and provisions of the Plan, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.


Description of International Equity Fund Shares and Capitalization


      Class A, B and C Shares of the International Equity Fund to be issued to shareholders of the Global Equity Fund under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of the International Equity Fund provided herewith for additional information about Class A, B and C Shares of the International Equity Fund.

      The following table sets forth the unaudited capitalization of Federated Global Equity Fund into Federated International Equity Fund as of March 28, 2005:

-------------------------------------------------------------------------------
                   Global Equity  International              International
                   Fund- Class A  Equity Fund-               Equity Fund
                   Shares         Class A Shares Adjustment  Class A Shares-
                                                             Pro Forma
                                                             Combined
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net Assets         $19,564,165    $201,071,558               $220,635,723
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net Asset Value
Per Share          $10.50         $16.96                     $16.96
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Shares Outstanding 1,863,335      11,857,805     (709,788)   13,011,352
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                   Global Equity  International              International
                   Fund- Class B  Equity Fund-               Equity Fund
                   Shares         Class B Shares Adjustment  Class B Shares-
                                                             Pro Forma
                                                             Combined
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net Assets         $3,116,586     $36,825,028                $39,941,614
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net Asset Value
Per Share          $10.16         $15.40                     $15.40
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Shares Outstanding 306,607        2,391,346      (104,231)   2,593,722
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                   Global Equity  International              International
                   Fund- Class C  Equity Fund-               Equity Fund
                   Shares         Class C Shares Adjustment  Class C Shares-
                                                             Pro Forma
                                                             Combined
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net Assets         $1,717,331     $60,489,705                $62,207,036
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net Asset Value
Per Share          $10.15         $15.18                     $15.18
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Shares Outstanding 169,145        3,983,649      (56,014)    4,096,780
-------------------------------------------------------------------------------


Federal Income Tax Consequences


      As a condition to the Reorganization, International Series and World Investment Series will receive an opinion of counsel, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes:

o the Reorganization as set forth in the Plan will constitute a tax-free reorganization under section 368(a) of the Code, and the Global Equity Fund and the International Equity Fund each will be a "party to a reorganization" within the meaning of section 368(b) of the Code;
o no gain or loss will be recognized by the International Equity Fund upon its receipt of the Global Equity Fund's assets in exchange for International Equity Fund shares;
o no gain or loss will be recognized by the Global Equity Fund upon transfer of its assets to the International Equity Fund in exchange for International Equity Fund shares or upon the distribution of the International Equity Fund shares to the Global Equity Fund's shareholders in exchange for their Global Equity Fund shares;
o no gain or loss will be recognized by shareholders of the Global Equity Fund upon exchange of their Global Equity Fund shares for International Equity Fund shares;
o the tax basis of the assets of the Global Equity Fund acquired by the International Equity Fund will be the same as the tax basis of such assets to the Global Equity Fund immediately prior to the Reorganization;
o the aggregate tax basis of shares of the International Equity Fund received by each shareholder of the Global Equity Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Global Equity Fund held by such shareholder immediately prior to the Reorganization;
o the holding period of the Global Equity Fund's assets in the hands of the International Equity Fund will include the period during which those assets were held by the Global Equity Fund; and
o the holding period of International Equity Fund shares received by each shareholder of the Global Equity Fund pursuant to the Plan will include the period during which the Global Equity Fund shares exchanged therefor were held by such shareholder, provided the Global Equity Fund shares were held as capital assets on the date of the Reorganization.

      The Reorganization may require the Global Equity Fund to dispose of a portion of its portfolio securities (which portion will be limited to the extent necessary to enable the Reorganization to qualify as a tax-free transfer) prior to the Reorganization due to non-conformance of those securities with the investment objectives, policies or limitations of the International Equity Fund. However, it is anticipated that any gain realized by the disposition of the portfolio securities will be offset by the Global Equity Fund's existing carry forward losses. The Reorganization may also require the International Equity Fund to sell acquired portfolio securities in order to rebalance its portfolio. However, it is anticipated that any gain realized by the disposition of portfolio securities will be offset by carry forward losses (to the extent allowed by the Code) received from the Global Equity Fund in the Reorganization.


      As of November 30, 2004, Global Equity Fund had approximately $11.3 million in capital loss carryovers. As a result of the Reorganization, a portion of these capital loss carryovers may not be available for use by the International Equity Fund.


      The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the International Equity Fund, the Global Equity Fund or the Global Equity Fund's shareholders with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.


      Shareholders of the Global Equity Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, Global Equity Fund shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.


Comparative Information on Shareholder Rights and Obligations


      International Series is organized as a Maryland corporation pursuant to its Articles of Incorporation dated March 9, 1984. It changed its name from International Series, Inc. to Federated International Series, Inc. on January 19, 2000. World Investment Series is also organized as a Maryland corporation pursuant to its Articles of Incorporation dated January 25, 1994. It changed its name from World Investment Series, Inc. to Federated World Investment Series, Inc. on January 19, 2000. The rights of shareholders of the Global Equity Fund and International Equity Fund are set forth in each Fund's Articles of Incorporation and the Maryland General Corporation Law. A special meeting of shareholders of either Fund for any permissible purpose is required to be called by either Fund's respective Board upon the written request of the holders of at least 10% of the outstanding shares of the series or class of the International Series or World Investment Series, as the case may be, entitled to vote. Shareholders of both Funds are entitled to at least 10 days' notice of any such meeting.


      INFORMATION ABOUT INTERNATIONAL EQUITY FUND AND GLOBAL EQUITY FUND


International Equity Fund


      Information about International Series and the International Equity Fund is contained in the International Equity Fund's current Prospectus. A copy of the Prospectus is included herewith and incorporated by reference herein. Additional information about International Series and the International Equity Fund is included in the International Equity Fund's Statement of Additional Information dated January 31, 2005, which is incorporated herein by reference. Copies of the Statement of Additional Information dated January 31, 2005, as well as the Statement of Additional Information relating to this Prospectus/Proxy Statement dated May 17, 2005, both of which have been filed with the SEC, may be obtained without charge by contacting International Series at 1-800-341-7400 or by writing to Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. International Series, on behalf of the International Equity Fund, is subject to the informational requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, the proxy and information statements, and other information filed by International Series, on behalf of the International Equity Fund, can be obtained by calling or writing the Fund and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1024, 450 Fifth Street, N.W., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC's website (www.sec.gov).


      This Prospectus/Proxy Statement, which constitutes part of a Registration Statement filed by the International Series, on behalf of the International Equity Fund, with the SEC under the Securities Act of 1933, as amended, omits certain of the information contained in the Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits thereto for further information with respect to International Series, the International Equity Fund and the shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable documents filed with the SEC.


Global Equity Fund


      Information about the Global Equity Fund may be found in the Global Equity Fund's current Prospectus and Statement of Additional Information, both dated January 31, 2005, which are incorporated herein by reference. Copies of the Global Equity Fund's Prospectus and Statement of Additional Information may be obtained without charge from the Global Equity Fund by calling 1-800-341-7400 or by writing to the Global Equity Fund at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. A copy of the Statement of Additional Information relating to this Prospectus/Proxy Statement may be obtained without charge from International Series by calling 1-800-341-7400 or by writing to Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. World Investment Series, on behalf of the Global Equity Fund, is subject to the information requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the Global Equity Fund can be obtained by calling or writing the Global Equity Fund and can also be inspected at the public reference facilities maintained by the SEC at the addresses listed in the previous section.


Legal Proceedings

Like many other mutual fund companies, in September 2003, Federated Investors, Inc., the parent company of the Federated funds' advisers and distributor (collectively, "Federated"), received detailed requests for information on shareholder trading activities in the Federated funds ("Funds") from the SEC, the New York State Attorney General, and the National Association of Securities Dealers. Since that time, Federated has received additional inquiries from regulatory authorities on these and related matters, and more such inquiries may be received in the future.

      As a result of these inquiries, Federated and the Funds have conducted an internal investigation of the matters raised, which revealed instances in which a few investors were granted exceptions to Federated's internal procedures for limiting frequent transactions and that one of these investors made an additional investment in another Federated fund. The investigation has also identified inadequate procedures that permitted a limited number of investors (including several employees) to engage in undetected frequent trading activities and/or the placement and acceptance of orders to purchase shares of fluctuating net asset value funds after the funds' closing times. Federated has issued a series of press releases describing these matters in greater detail and emphasizing that it is committed to compensating the Funds for any detrimental impact these transactions may have had on them. In that regard, on February 3, 2004, Federated and the independent directors of the Funds announced the establishment by Federated of a restoration fund that is intended to cover any such detrimental impact. The press releases and related communications are available in the "About Us" section of Federated's website at FederatedInvestors.com, and any future press releases on this subject will also be posted there.

      Shortly after Federated's first public announcement concerning the foregoing matters, and notwithstanding Federated's commitment to taking remedial actions, Federated and various Funds were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders.

      Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and rule 12b-1 fees, and seeking damages of unspecified amounts.

      The Board of the both Funds has retained the law firm of Dickstein, Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits, based upon similar allegations, may be filed in the future. The potential impact of these recent lawsuits and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

------------------------------------------------------------------------------
              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
------------------------------------------------------------------------------
      GLOBAL EQUITY FUND SHAREHOLDERS APPROVE THE AGREEMENT AND PLAN OF
                                REORGANIZATION

About the Proxy Solicitation and the Meeting


      Proxies are being solicited by the FGEF Board, on behalf of its portfolio, the Global Equity Fund. The proxies will be voted at the special meeting of shareholders of World Investment Series to be held on July 15, 2005 at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").


      The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by International Equity Fund's Adviser. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of International Series or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. International Equity Fund's Adviser may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.


      The purpose of the Special Meeting is set forth in the accompanying Notice. World Investment Series' Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about May 27, 2005, to shareholders of record at the close of business on May 11, 2005 (the "Record Date").


      The annual reports for the International Equity Fund and Global Equity Fund, which include audited financial statements for their fiscal years ended November 30, 2004, were previously mailed to shareholders. The semi-annual reports for the Global Equity Fund and the International Equity Fund, which contain unaudited financial statements for the periods ended May 31, 2004, were also previously mailed to shareholders. Each Fund will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered, a copy of the annual reports and/or the semi-annual reports for the International Equity Fund and the Global Equity Fund.
Requests for annual reports or semi-annual reports for the International Equity Fund and the Global Equity Fund may be made by writing to either
Fund's principal executive offices or by calling the Funds. Each Fund's principal executive offices are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 and their toll-free telephone number is 1-800-341-7400.


Proxies, Quorum and Voting at the Special Meeting


      Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of Global Equity Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.


      Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of World Investment Series. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matter set forth in the attached Notice.


      In order to hold the Special Meeting, a "quorum" of shareholders must be present. Holders of one-third of the total number of outstanding shares of the Global Equity Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals.


      For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.


      If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.


      Shareholder approval requires the affirmative vote of more than 50% of the outstanding shares of the Global Equity Fund entitled to vote.


Share Ownership of the Funds (Information to be filed in 497(c))


Officers and Directors of the World Investment Series own less than 1% of the Global Equity Fund's outstanding shares.


At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of each class of the Global Equity Fund:



At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding shares of each class of the International Equity Fund:


Interests of Certain Persons


      The Funds are managed by the Adviser. The Adviser is a subsidiary of Federated. All of the voting securities of Federated are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue. John F. Donahue and J. Christopher Donahue currently serve as Directors of both International Series and World Investment Series.


Dissenter's Right of Appraisal


      Shareholders of Global Equity Fund objecting to the Reorganization have no appraisal or dissenter's rights under the Articles of Incorporation or Maryland law. Under the Agreement, if approved by Global Equity Fund's shareholders, each Global Equity Fund shareholder will become the owner of Class A, B or C Shares of International Equity Fund having a total net asset value equal to the total net asset value of his or her holdings in Global Equity Fund at the Closing Date.


         OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY


      The Global Equity Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a Prospectus/Proxy Statement for the next meeting of shareholders should send their written proposals to World Investment Series, Federated Investors Funds, 5800 Corporate Drive,
Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.


      No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Global Equity Fund.

------------------------------------------------------------------------------
SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD
 AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN
                              THE UNITED STATES.
------------------------------------------------------------------------------





                                                 By Order of the of Directors,



                                                             John W. McGonigle
                                                                     Secretary
May 17, 2005

A-1

                                                                     EXHIBIT A
                         FEDERATED GLOBAL EQUITY FUND

                     AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this __ day of ________, 2005, between Federated World Investment Series, Inc., a Maryland corporation, with its principal place of business at 5800 Corporate Drive, Pittsburgh, PA, 15237 ( "World Investment Series"), on behalf of its portfolio Federated Global Equity Fund (the "Acquired Fund"), and Federated International Series, Inc., a Maryland corporation ("International Series"), on behalf of its portfolio Federated International Equity Fund (the "Acquiring Fund" and, collectively with the Acquired Fund, the "Funds"), also with its principal place of business at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000.

      This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations promulgated thereunder. The reorganization will consist of:
(i) the transfer of all of the assets of the Acquired Fund in exchange for Class A Shares, Class B Shares and Class C Shares, $0.001 par value per share of the Acquiring Fund ("Acquiring Fund Shares"); and (ii) the distribution of Class A Shares, Class B Shares and Class C Shares of the Acquiring Fund to the holders of the Class A Shares, Class B Shares and Class C Shares of the Acquired Fund, respectively, and the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

      WHEREAS, the Acquiring Fund and the Acquired Fund are separate series of International Series and World Investment Series, respectively, and International Series and World Investment Series are open-end, registered management investment companies and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

      WHEREAS, the Acquiring Fund and the Acquired Fund are each authorized to issue their shares of capital stock;

      WHEREAS, the Directors of International Series have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

      WHEREAS, the Directors of World Investment Series have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES
                     AND LIQUIDATION OF THE ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the
Acquired  Fund  agrees  to  transfer  all  of its  assets,  as  set  forth  in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by (a) multiplying the shares outstanding of each class of the Acquired Fund by (b) the ratio computed by dividing (x) the net asset value per share of such class of the Acquired Fund by (y) the net asset value per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of Class A Shares, Class B Shares and Class C Shares of the Acquired Fund will receive Class A Shares, Class B Shares and Class C Shares of the Acquiring Fund, respectively. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

      The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund's assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

1.3 LIABILITIES TO BE DISCHARGED. The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.

1.4 STATE FILINGS. Prior to the Closing Date, International Series shall make any filings with the State of Maryland that may be required under the laws of the State of Maryland, effective as of the Closing Date.

1.5 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund (the "Acquired Fund Shares") will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.

1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.

1.9   TERMINATION.  The Acquired Fund shall be terminated  promptly  following
the   Closing   Date  and  the  making  of  all   distributions   pursuant  to
paragraph 1.5.

1.10 BOOKS AND RECORDS. All books and records of the Acquired Fund, including all books and records required to be maintained under the
Investment Company Act of 1940 (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II

                                  VALUATION

2.1 VALUATION OF ASSETS. The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed at the closing on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets, shall be determined by (a) multiplying the shares outstanding of each class of the Acquired Fund by (b) the ratio computed by (x) dividing the net asset value per share of such class of the Acquired Fund by (y) the net asset value per share of the corresponding class of the Acquiring Fund determined in accordance with paragraph 2.2.

2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.

ARTICLE III

                           CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The closing shall occur on or about July 15, 2005, or such other date(s) as the parties may agree to in writing (the "Closing Date"). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN'S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and
(b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT'S CERTIFICATE. State Street Bank and Trust Company, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause State Street Bank and Trust Company, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of World Investment Series or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. World Investment Series, on behalf of the Acquired Fund, represents and warrants to International Series, on behalf of the Acquiring Fund, as follows:

a) The Acquired Fund is a legally designated, separate series of a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland.

b) World Investment Series is registered as an open-end management investment company under the 1940 Act, and World Investment Series' registration with the Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act is in full force and effect.

c) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the "1933 Act") and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

d) The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not, result in the violation of any provision of World Investment Series' Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

e) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

f) Except as otherwise disclosed to the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that could materially and adversely affect its business or its ability to consummate the transactions contemplated herein.

g) The financial statements of the Acquired Fund as of November 30, 2004, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been made available to International Series on behalf of the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

h) The unaudited financial statements of the Acquired Fund as of May 31, 2004, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been made available to International Series on behalf of the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of May 31, 2004, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

i) Since the date of the financial statements referred to in paragraph (h) above, there have been no material adverse changes in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by International Series on behalf of the Acquiring Fund. For the purposes of this paragraph (i), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

j) All federal and other tax returns and reports of the Acquired Fund required by law to be filed, have been filed, and all federal and other taxes shown to be due on such returns and reports have been paid, or, if not paid as of the Closing Date, provision shall have been made for the payment thereof. To the best of World Investment Series' knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

k) All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by World Investment Series. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund's transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, and has no outstanding securities convertible into any of the Acquired Fund shares.

l) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the state of Maryland, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

n) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

o) From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by World Investment Series with respect to the Acquired Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

p) The Acquired Fund has elected to qualify and has qualified as a "regulated investment company" under the Code (a "RIC"), as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

q) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act or Maryland law for the execution of this Agreement by World Investment Series, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Maryland law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. International Series, on behalf of the Acquiring Fund, represents and warrants to World Investment Series, on behalf of the Acquired Fund, as follows:

a) The Acquiring Fund is a legally designated, separate series of a corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland.

b) International Series is registered as an open-end management investment company under the 1940 Act, and International Series' registration with the Commission as an investment company under the 1940 Act is in full force and effect.

c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not, result in a violation of International
      Series' Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

e) Except as otherwise disclosed to the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that could materially and adversely affect its business or its ability to consummate the transaction contemplated herein.

f) The financial statements of the Acquiring Fund as of November 30, 2004, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been made available to the Acquired Funds) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

g) The unaudited financial statements of the Acquiring Fund as of May 31, 2004, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been made available to the Acquired
      Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

h) Since the date of the financial statements referred to in paragraph (g) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this paragraph (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

i) All federal and other tax returns and reports of the Acquiring Fund required by law to be filed, have been filed. All federal and other taxes shown to be due on such returns and reports have been paid or, if not paid as of the Closing Date, provision shall have been made for their payment. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

j) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

k) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

l) Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

m) The information to be furnished by the Acquiring Fund for use in no-action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

n) From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by International Series with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

o) The Acquiring Fund has elected to qualify and has qualified as a RIC under the Code as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.

p) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Maryland law for the execution of this Agreement by International Series, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by International Series, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Maryland law, and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

            COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 8.5, the Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

5.2 APPROVAL OF SHAREHOLDERS. World Investment Series will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by World Investment Series' Treasurer.

5.7 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. International Series will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the "Registration Statement"). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the "Proxy Materials"), for inclusion therein, in connection with the meeting of the Acquired Fund's Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8 The Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund's investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.



ARTICLE VI

           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

      The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund's name by the International Series' President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

ARTICLE VII

          CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

      The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund's name by World Investment Series' President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, together with a list of the Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of World Investment Series.

ARTICLE VIII

              FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
                       ACQUIRING FUND AND ACQUIRED FUND

      If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of World Investment Series' Articles of Incorporation and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary "no-action" positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The parties shall have received an opinion of Dickstein Shapiro Morin & Oshinsky LLP addressed to the Acquiring Fund and Acquired Fund substantially to the effect that for federal income tax purposes:

a) The transfer of all of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares.

c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares.

d) No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.

e) The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by it immediately prior to the Reorganization. The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.

f) The tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

      Such opinion shall be based on customary assumptions and such representations as Dickstein Shapiro Morin & Oshinsky LLP may
      reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

                                   EXPENSES

9.1 Federated Global Investment Management Corp. or its affiliates will pay all expenses associated with Acquiring Fund's and Acquired Fund's participation in the Reorganization. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees;
(e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.

ARTICLE X

                   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 International Series, on behalf of the Acquiring Fund, and World Investment Series on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

10.2 Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

                                 TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Funds. In addition, each Fund may at its option terminate this Agreement at or before the Closing Date due to:

a) a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

c) a determination by a party's Board of Directors, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of either Fund.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, International Series, World Investment Series, or their respective Directors or officers.

ARTICLE XII

                                  AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of International Series and World Investment Series as specifically authorized by their respective Board of Directors; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

              HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                           LIMITATION OF LIABILITY

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

            IN  WITNESS   WHEREOF,   the  parties  have  duly   executed  this
Agreement, all as of the date first written above.


                                    FEDERATED WORLD INVESTMENT SERIES, INC.
                                    on behalf of its portfolio,
                                    Federated Global Equity Fund


                                     J. Christopher Donahue, President


                                    FEDERATED INTERNATIONAL SERIES, INC.
                                    on behalf of its portfolio,
                                    Federated International Equity Fund


                                     John W. McGonigle, Executive Vice
                                                      -
President and Secretary

DOCSLA-15471856.2-RMANJUNATH

                         DOCSLA-15471856.2-RMANJUNATH
                   FEDERATED WORLD INVESTMENT SERIES, INC.

                         Federated Global Equity Fund



Investment Adviser
FEDERATED GLOBAL INVESTMENT
MANAGEMENT CORP.
175 Water Street
New York, NY  10038-4965

Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Administrator
FEDERATED SERVICES COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779








                     STATEMENT OF ADDITIONAL INFORMATION

                                 MAY 17, 2005


                         Acquisition of the assets of

                         FEDERATED GLOBAL EQUITY FUND
            a portfolio of Federated World Investment Series, Inc.

                          Federated Investors Funds
                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7000
                         Telephone No: 1-800-245-5000

                       By and in exchange for Shares of

                     FEDERATED INTERNATIONAL EQUITY FUND
             a portfolio of Federated International Series, Inc.

                          Federated Investors Funds
                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7000
                         Telephone No: 1-800-245-5000


      This Statement of Additional Information dated May 17, 2005, is not a prospectus. A Prospectus/Proxy Statement dated May 17, 2005, related to the above-referenced matter may be obtained from Federated International Series, Inc., on behalf of Federated International Equity Fund ("International Equity Fund"), Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

                              TABLE OF CONTENTS


1.    Statement of Additional  Information of Federated  International  Equity
      Fund, a portfolio of Federated International Series, Inc., dated January 31, 2005.

2. Statement of Additional Information of Federated Global Equity Fund, a portfolio of Federated World Investment Series, Inc., dated January 31, 2005.

3. Financial Statements of Federated International Equity Fund, a portfolio of Federated International Series, Inc., dated November 30, 2004.

4. Financial Statements of Federated Global Equity Fund, a portfolio of Federated World Investment Series, Inc., dated November 30, 2004


Pursuant to Item 14(a) of Form N-14, the pro forma financial statements required by Rule 11-01 of Regulation S-X are not prepared because the net asset value of the company being acquired does not exceed ten percent of the Federated International Equity Fund's net asset value, measured as of March 28, 2005.


                    INFORMATION INCORPORATED BY REFERENCE

      The Statement of Additional Information of Federated Global Equity Fund (the "Global Equity Fund"), a portfolio of Federated World Investment Series, Inc. (the "Corporation"), is incorporated by reference to the Corporation's Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A (File No. 33-52149), which was filed with the Securities and Exchange Commission ("SEC") on January 31, 2005. A copy may be obtained from the Corporation at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. Telephone Number: 1-800-341-7400.

      The Statement of Additional Information of Federated International Equity Fund (the "International Equity Fund"), a portfolio of Federated International Series, Inc., is incorporated by reference to the corporation's Post-Effective Amendment No. 44 to its Registration Statement on Form N-1A (File No. 2-91776), which was filed with the SEC on January 31, 2005. A copy may be obtained from the corporation at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. Telephone Number: 1-800-341-7400.

      The audited financial statements of the Global Equity Fund dated November 30, 2004, are incorporated by reference to the Annual Report to Shareholders of the Global Equity Fund, which was filed with the SEC pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on January 31, 2004.

      The audited financial statements of the International Equity Fund dated November 30, 2004, are incorporated by reference to the Annual Report to Shareholders of the International Equity Fund, which was filed with the SEC pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on January 31, 2005.

      The unaudited financial statements of the International Equity Fund, dated May 31, 2004, are incorporated herein by reference to its Semi-Annual Report to Shareholders dated May 31, 2004, which was filed with the SEC pursuant to Section 30(d) of the Investment Company Act of 1940 on July 23, 2004.

      The unaudited financial statements of the Global Equity Fund, dated May 31, 2004, are incorporated herein by reference to its Semi-Annual Report to Shareholders dated May 31, 2004, which was filed with the SEC pursuant to
Section 30(d) of the Investment Company Act of 1940 on July 28, 2004.


                      FEDERATED WORLD INVESTMENT SERIES, INC.

                         Federated Global Equity Fund



Investment Adviser
FEDERATED GLOBAL INVESTMENT
MANAGEMENT CORP.
175 Water Street
New York, NY  10038-4965

Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Administrator
FEDERATED SERVICES COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


                                     -5-

PART C.    OTHER INFORMATION.

Item 15.  Indemnification:

Indemnification is provided to Directors and officers of the Registrant pursuant to the Registrant's Articles of Incorporation and Bylaws, except where such indemnification is not permitted by law. However, the Articles of Incorporation and Bylaws do not protect the Directors or officers from liability based on willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. Directors and officers of the Registrant are insured against certain liabilities, including liabilities arising under the Securities Act of 1933 (the "Act").

Insofar as indemnification for liabilities arising under the Act may be permitted to Directors, officers, and controlling persons of the Registrant by the Registrant pursuant to the Articles of Incorporation or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Directors, officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Directors, officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Insofar as indemnification for liabilities may be permitted pursuant to
Section 17 of the Investment Company Act of 1940 for Directors, officers, or controlling persons of the Registrant by the Registrant pursuant to the Articles of Incorporation or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Articles of Incorporation or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made
(i) by a majority vote of a quorum of non-party Directors who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Director, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Directors or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 16.  Exhibits

1.1   Conformed copy of the Articles of Incorporation of the Registrant;
      (10)
1.2   Conformed copy of Amendment Nos. 3-8 to the Articles of
      Incorporation of Registrant; (23)
1.3   Conformed copy of Amendment No. 9 to the Articles of
      Incorporation of the Registrant; (26)
1.4   Copy of Amendment No. 5 to the By-Laws of the Registrant; (27)

2.1   Copy of the By-Laws of the Registrant; (10)
2.2   Copies of Amendment Nos. 1-4 to the By-Laws of the Registrant; (21)
2.3   Copy of Amendment No. 5 to the By-Laws of the Registrant; (27)
2.4   Copy of Amendment No. 6 to the By-Laws of the Registrant; (28)

3.    Not Applicable

4 Conformed copy of Agreement and Plan of Reorganization dated______, 2005 between the Corporation, on behalf of the Federated International Equity Fund, and Federated World Investment Series, Inc., on behalf of the Federated Global Value Fund*

5. Copy of Specimen Certificate for Shares of Common Stock for Class A Shares, Class B Shares, and Class C Shares of International Equity Fund and International Income Fund; (14)

6.1   Conformed copy of Investment Advisory Contract of the Registrant; (15)
6.2   Conformed copy of Assignment of Investment Advisory Contract; (16)
6.3 Conformed copy of Amendment to Investment Advisory Contract between Federated International Series, Inc. and Federated Global Investment Management Corp.; (27)
6.4 Conformed copy of Assignment of Investment Advisory Contract to Federated Investment Management Company for Federated
      International Bond Fund; (28)

7.1 Conformed copy of Distributor's Contract of the Registrant, through and including Exhibit E; (14)
7.2 Conformed copy of Exhibit F to the Distributor's Contract of the Registrant; (16)
7.3 The Registrant hereby incorporates the conformed copy of the specimen Mutual Funds and Service Agreement; Mutual Funds Service Agreement; and Plan Trustee/Mutual Funds Service Agreement from
      Item 24(b)(6) of the Cash Trust Series II Registration Statement on Form N-1A filed with the Commission on July 24, 1995. (File Nos. 33-38550 and 811-6269);
7.4 Conformed copy of Distributor's Contract on behalf of the Registrant (Class B Shares); (20)
7.5 Conformed copy of Amendment to Distributor's Contract between the Registrant and Federated Securities Corp. (Class B Shares); (26)
7.6   Conformed copy of Amendment to Distributor's Contract; (28)

8.    Not Applicable

9.1   Conformed copy of Custodian Agreement of the Registrant (14)
9.2   Conformed copy of Custodian Fee Schedule (19)

10    Conformed copy of the Rule 12b-1 Plan of the Registrant: (30)

11. Form of Opinion and Consent of Counsel regarding legality of shares being issued *

12.1 Conformed copy of Opinion regarding tax consequences of Reorganization (to be filed by amendment)

13.1 Conformed copy of Amended and Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services, and Custody Services Procurement; (21)
13.2 Conformed copy of Amendment to Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services, and Custody Services Procurement; (26)
13.3  The responses described in Item 23(e)(iii) are hereby
      incorporated by reference;
13.4 The Registrant hereby incorporates the conformed copy of Amendment No. 2 to the Amended & Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement from Item 23 (h)(v) of the Federated U.S. Government Securities: 2-5 Years
      Registration Statement on Form N-1A, filed with the Commission on March 30, 2004. (File Nos. 2-75769 and 811-3387);
13.5 The Registrant hereby incorporates the conformed copy of Amendment No. 3 to the Amended & Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement from Item 23 (h)(v) of the Federated U.S. Government Securities: 2-5 Years Registration Statement on Form N-1A, filed with the Commission on March 30, 2004. (File Nos. 2-75769 and 811-3387);
13.6 Conformed copy of Principal Shareholder Servicer's Agreement of the Registrant (Class B Shares); (20)
13.7  Conformed copy of Shareholder Services Agreement of the
      Registrant (Class B Shares); (20)
13.8  The Registrant hereby incorporates  the  conformed   copy  of  the
      Second  Amended and Restated  Services  Agreement,  with  attached
      Schedule 1 revised 6/30/04, from Item (h)(vii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 29, 2004. (File Nos. 33-29838 and 811-5843)
13.9  The Registrant hereby incorporates  the  conformed   copy  of  the
      Financial Administration and Accounting Services Agreement, with attached Exhibit A revised 6/30/04, from Item (h)(viii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 29, 2004. (File Nos. 33-29838 and 811-5843)
13.10 The Registrant hereby incorporates  by  reference   the  conformed
      copy of the Agreement for Administrative Services, with Exhibit 1 and Amendments 1 and 2 attached, between Federated Administrative Services and the Registrant from Item 23(h)(iv)of the Federated Total Return Series, Inc. Registration Statement on Form N-1A, filed with the Commission on November 29, 2004. (File Nos. 33-50773 and 811-7115);

14. Conformed copy of Consent of Independent Auditors of Federated International Series, Inc., Ernst & Young LLP*

15.   Not Applicable

16.   Conformed copy of Power of Attorney of the Registrant; (25)
16.1 Conformed copy of Power of Attorney of Chief Investment Officer of the Registrant; (27)

17.1  Form of Proxy of Federated Global Equity Fund*
17.2  Ballot for Federated Global Equity Fund*
17.3 The Registrant hereby incorporates the conformed copy of the Code of Ethics for Access Persons from Item 23(p) of the Money Market Obligations Trust Registration Statement on Form N-1A filed with the Commission on February 26, 2004. (File Nos. 33-31602 and 811-5950)

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*     Filed electronically.

2.    Response is incorporated by reference to Registrant's
      Pre-Effective Amendment No. 1 on Form N-1 filed August 17, 1984
      (File Nos. 2-91776 and 811-3984).
10. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 13 on Form N-1A filed February 13, 1991 (File Nos.
      2-91776 and 811-3984).
13. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 17 on Form N-1A filed February 2, 1993 (File Nos. 2-
      91776 and 811-3984).
14.   Response is incorporated by reference to Registrant's
      Post-Effective Amendment No. 20 on Form N-1A filed July 29,
      1994   (File Nos. 2-91776 and 811-3984).
15.   Response is incorporated by reference to Registrant's
      Post-Effective Amendment No. 23 on Form N-1A filed February 9,
      1995 (File Nos. 2-91776 and 811-3984).
16.   Response is incorporated by reference to Registrant's
      Post-Effective Amendment No. 27 on Form N-1A filed January 31,
      1996 (File Nos. 2-91776 and 811-3984).
17.   Response is incorporated by reference to Registrant's
      Post-Effective Amendment No. 28 on Form N-1A filed April 25,
      1996  (File Nos. 2-91776 and 811-3984).
19.   Response is incorporated by reference to Registrant's
      Post-Effective Amendment No. 31 on Form N-1A filed November 24,
      1997 (File Nos. 2-91776 and 811-3984).
20.   Response   is    incorporated   by   reference   to   Registrant's
      Post-Effective  Amendment  No. 32 on Form N-1A filed  January  28,
      1998 (File Nos. 2-91776 and 811-3984).
21.   Response is incorporated by reference to Registrant's
      Post-Effective Amendment No. 33 on Form N-1A filed November 30,
      1998 (File Nos. 2-91776 and 811-3984).
23.   Response   is    incorporated   by   reference   to   Registrant's
      Post-Effective  Amendment No. 36 on Form N-1A filed March 30, 2000
      (File Nos. 2-91776 and 811-3984).
25.   Response   is    incorporated   by   reference   to   Registrant's
      Post-Effective  Amendment  No. 38 on Form N-1A filed  January  29,
      2001 (File Nos. 2-91776 and 811-3984).
26. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 39 on Form N-1A filed January 28, 2002 (File Nos. 2-91776 and 811-3984).
27. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 40 on Form N-1A filed January 28, 2003 (File Nos. 2-91776 and 811-3984).
28.   Response   is    incorporated   by   reference   to   Registrant's
      Post-Effective  Amendment  No. 41 on Form N-1A filed  November 26,
      2003 (File Nos. 2-91776 and 811-3984).
29.   Response   is    incorporated   by   reference   to   Registrant's
      Post-Effective  Amendment  No. 42 on Form N-1A filed  February  2,
      2004 (File Nos. 2-91776 and 811-3984).
30.   Response   is    incorporated   by   reference   to   Registrant's
      Post-Effective  Amendment  No. 44 on Form N-1A filed  January  31,
      2005 (File Nos. 2-91776 and 811-3984).

Item 17.  Undertakings


      (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

      (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

      (3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.


                                  SIGNATURES

    As required by the Securities Act of 1933, the Registration Statement has been signed on behalf of the Registrant, in the City of Pittsburgh, and the Commonwealth of Pennsylvania on April 12, 2005.

                                    FEDERATED INTERNATIONAL SERIES, INC.
                                          By: /s/ Todd Zerega
                                          Todd Zerega, Assistant Secretary
                                          April 12, 2005

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

    NAME                            TITLE                         DATE
------------------------      ------------------------        ----------
By: /s/ Todd Zerega               Attorney In Fact          April 12, 2005
    Todd Zerega                   For the Persons
    ASSISTANT SECRETARY           Listed Below

NAME                                TITLE

John F. Donahue*                    Chairman and Director

J. Christopher Donahue*             President and Director
                                    (Principal Executive Officer)

Richard J. Thomas*                  Treasurer
                                    (Principal Financial Officer)

Robert J. Ostrowski*                Chief Investment Officer

Stephen F. Auth*                          Chief Investment Officer

Thomas G. Bigley*                   Director

John T. Conroy, Jr.*                Director

Nicholas P. Constantakis*           Director

John F. Cunningham*                 Director

Lawrence D. Ellis, M.D.*            Director

Peter E. Madden*                          Director

Charles F. Mansfield, Jr.*          Director

John E. Murray, Jr., J.D., S.J.D.*  Director

Marjorie P. Smuts*                  Director

John S. Walsh*                      Director

* By Power of Attorney